UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 19, 2008

KIT digital, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-25659	11-3447894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

228 East 45th Street 8th Floor New York, NY 10017
(Address of principal executive offices) (Zip Code)

(212) 661-4111
(Registrant’s telephone number, including area code)

ROO Group, Inc.
(Former name or former address, if changed since last report)

Copies to:
Richard A. Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone:  (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 23, 2008, KIT digital, Inc., a Delaware corporation (“KIT” or the “Company”), filed a Current Report on Form 8-K (the “May 8-K”) to report the company entered into a definitive Share Purchase Agreement (“Kamera SPA”) on May 19, 2008 with Kamera Content AB (“Kamera”), a company incorporated and organized under the laws of Sweden. Upon entry into the Kamera SPA, the Company assumed day-to-day management and control of Kamera.

This amendment is being filed to amend and supplement Item 9.01 of the May 8-K to include the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets

Pursuant to the terms of Kamera SPA, the consummation of the acquisition was predicated upon several administrative items, including the physical delivery of Kamera stock certificates to the Company and a working capital calculation as of May 18, 2008 (the “Completion Items”). The Completion Items were satisfactory complied with by June 25, 2008, and as such the acquisition was completed on said date.

Item 9.01	Financial Statements and Exhibits.

a. Financial statements of business acquired.

The following financial statements of Kamera Content AB are filed as Exhibits 99.1, 99.2 and 99.3 to this amendment and are incorporated in their entirety herein by reference:

Exhibit 99.1

Independent auditors’ report;
Consolidated balance sheet as of December 31, 2006;
Consolidated statement of income for the year ended December 31, 2006;
Notes to the consolidated financial statements.

Exhibit 99.2

Independent auditors’ report;
Balance sheet as of December 31, 2007 and 2006;
Statement of income for the years ended December 31, 2007 and 2006;
Statement of cash flows for the years ended December 31, 2007 and 2006;
Notes to the financial statements.

Exhibit 99.3

Unaudited balance sheet as of March 31, 2008;
Unaudited statement of income for the three months ended March 31, 2008;
Unaudited statement of cash flows for the three months ended March 31, 2008;
Notes to the unaudited financial statements for the three months ended March 31, 2008.

The attached financial statements of Kamera Content AB have been prepared in accordance with generally accepted accounting principles in Sweden (Swedish GAAP). Those accounting principles differ from generally accepted accounting principles in the United States (US GAAP). Kamera Content AB is the parent company of a group consisting of two subsidiaries, Swegypt Company for Telecommunication (S.A.E) (‘Swegypt”) and Kamera (S) PTE LTD (“Kamera Singapore”). Swegypt is 55% owned by Kamera and Kamera Singapore is 95% owned by Kamera. Exhibit 99.1 includes the financial statements for the consolidation of the Kamera group. Exhibits 99.2 and 99.3 include the financial statements only for the parent company Kamera. The management of KIT have not included the financial statements for 2007 and the quarter ended March 31, 2008 in the exhibits for the subsidiaries Swegypt and Kamera Singapore as they are immaterial.

b. Pro forma financial information.

The following pro forma financial information is furnished as Exhibit 99.4:

Exhibit 99.4

Unaudited pro forma condensed combined balance sheet as of March 31, 2008;
Unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2008;
Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2007;
Notes to unaudited pro forma condensed combined financial statements.

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d. Exhibits.

Exhibit No.	Description
23.1	Consent of Grant Thornton Sweden AB for 2006.

23.2	Consent of Grant Thornton Sweden AB for 2007.

99.1
Audited consolidated balance sheet of Kamera Content AB as of December 31, 2006 and the related statements of income for the year ended December 31, 2006, together with the report thereon of Grant Thornton Sweden AB.

99.2
Audited balance sheet of Kamera Content AB as of December 31, 2007 and 2006 and the related statements of income and cash flows for the years ended December 31, 2007 and 2006, together with the report thereon of Grant Thornton Sweden AB.

99.3	Unaudited balance sheet of Kamera Content AB as of March 31, 2008, and the related statements of income and cash flows for the three months ended March 31, 2008.

99.4
Unaudited pro forma condensed combined balance sheet of as of March 31, 2008 and the related pro forma condensed combined statements of operations for the three months ended March 31, 2008 and the year ended December 31, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIT DIGITAL, INC.

By:	/s/ Robin Smyth
Robin Smyth
Chief Financial Officer

Date: July 7, 2008

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